The Hirtle Callaghan Trust
Supplement to Statement of Additional Information of November 1, 2007
The date of this Supplement is March 14, 2008
THIS SUPPLEMENT SUPERSEDES ALL PREVIOUS SUPPLEMENTS.
The Small Capitalization Equity Portfolio and The International Equity Portfolio: The following replaces the advisory fee rates supplied for the fiscal year ended June 30, 2007 found on page 16 of the Statement of Additional Information:

Advisory Fee
Specialist Manager	Portfolio	Rate(1)

Sterling Johnston Capital Management, Inc.	The Small Capitalization Equity Portfolio	0.74% of average net assets

Capital Guardian Trust Company	The International Equity Portfolio	0.17% of average net assets

Artisan Partners Limited Partnership	The International Equity Portfolio	0.12% of average net assets
The Value Equity Portfolio, The Growth Equity Portfolio, The Small Capitalization Equity Portfolio and The International Equity Portfolio: The following supplements the table under the “Further Information About the Trust’s Investment Policies” section of the Statement of Additional Information found on page 19.
With respect to The Value Equity Portfolio, The Growth Equity Portfolio, The Small Capitalization Equity Portfolio and The International Equity Portfolio (each a “Portfolio”), each Portfolio may engage in securities lending.
The Small Capitalization Equity Portfolio: The following replaces the corresponding item with respect to Geewax, Terker & Co. on page 50 of the Statement of Additional Information under the section entitled “Additional Information About Portfolio Managers.”
COMPENSATION: The senior personnel, including Mr. Puthenangadi as the Director of Quantitative Research, are compensated at a competitive fixed rate, including bonuses. In addition this senior personnel group includes the Head of Accounting/Reconciliation and the Head of Administration/Compliance Reporting & Monitoring. The partners (current and retired) receive a residual draw only based on Geewax’s profitability. All employees also participate in a bonus system structured around responsibility and firm revenues.
The Growth Equity Portfolio: The following replaces the corresponding item with respect to Sustainable Growth Advisers on page 58 of the Statement of Additional Information under the section entitled “Additional Information About Portfolio Managers.”

	OTHER REGISTERED
	INVESTMENT COMPANIES
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS
George P. Fraise	4	$2,793.2million
Gordon M. Marchand	4	$2,793.2million
Robert L. Rohn	4	$2,793.2million
The Small Capitalization Equity Portfolio: Effective November 30, 2007, the performance fee amendments for Franklin Portfolio Associates LLC and IronBridge Capital Management LLC, as discussed on pages 13 and 14 of the Statement of Additional Information respectively, were implemented for The Small Capitalization Equity Portfolio. All other information in the Statement of Additional Information remains unchanged.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.